Exhibit 32.2


                                  CERTIFICATION


     In connection with the Annual Report of Booth Creek Ski Holdings, Inc. (the "Company") on Form 10-K for the period ended October 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, as the President and Chief Operating Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     3.   The Report fully  complies with the  requirements  of Section 13(a) or
          Section 15(d) of the Securities Exchange Act of 1934; and

     4. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

January 28, 2004


                                       By:  /s/ CHRISTOPHER P. RYMAN
                                       -----------------------------------------
                                                Christopher P. Ryman
                                           President and Chief Operating Officer